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                                                                    EXHIBIT 10.5

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                               NISSAN-INFINITI LT,
                              as Origination Trust,

                                   NILT TRUST,
                               as UTI Beneficiary,

                                       and

                      NISSAN MOTOR ACCEPTANCE CORPORATION,
                       as Registered Pledgee and Servicer

                          ----------------------------

                               FIRST AMENDMENT TO

                               SERVICING AGREEMENT

                           Dated as of January 3, 2001

                          ----------------------------


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                                 FIRST AMENDMENT
                                       TO
                               SERVICING AGREEMENT

            This First Amendment to Servicing Agreement (this "Amendment") is dated as of January 3, 2001 and entered into by and among Nissan-Infiniti LT, a Delaware business trust (the "Origination Trust"), NILT Trust, a Delaware business trust ("NILT Trust"), as initial beneficiary of the Origination Trust (the "UTI Beneficiary"), and Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), as registered pledgee of the UTI Certificate (in such capacity, the "Registered Pledgee") and as servicer (in such capacity, the "Servicer"), and is made with reference to that certain Servicing Agreement, dated as of March 1, 1999 (the "Servicing Agreement") by and among the Origination Trust, NILT Trust and NMAC. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Servicing Agreement or the Amended and Restated Trust and Servicing Agreement, dated as of August 26,1998 (the "Origination Trust Agreement"), by and among NILT Trust, as UTI Beneficiary, NMAC, as Servicer, NILT, Inc., a Delaware corporation, as trustee, Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee, and U.S. Bank National Association, a national banking association, as trust agent.

                                    RECITALS

            WHEREAS, the parties hereto wish to amend and clarify the provisions of the Servicing Agreement with respect to the treatment and disposition of Liquidated Vehicles to allow NMAC to implement its like-kind exchange program;

            WHEREAS, pursuant to Section 6.02(b) of the Servicing Agreement, the Servicing Agreement may be amended by the parties thereto without the consent of any Holder or other Beneficiary provided that an Opinion of Counsel is delivered to the Trustee to the effect that such amendment shall not materially and adversely affect the interest of any Holder; and

            WHEREAS, an Opinion of Counsel has been delivered to the Trustee as provided by Section 6.02(b) of the Servicing Agreement.

            NOW, THEREFORE, in consideration of the amendments, agreements, and other provisions herein contained and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE

                      AMENDMENT OF THE SERVICING AGREEMENT

            SECTION 1.01. Amendment of Section 2.01. Section 2.01(a) is hereby amended by renumbering subparagraph "(viii)" to read "(ix)," striking the final occurrence of the word "and" in subparagraph (vii), and adding the following new subparagraph (viii) after subparagraph (vii), reading in its entirety as follows:


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            "(viii) implementing the LKE Program, including: (A) reallocating
      Liquidated Vehicles from the relevant SUBI to the UTI on the books and records of the Origination Trust, (B) directing the Trustee and/or UTI Beneficiary to transfer amounts from the UTI to the relevant SUBI in connection with such reallocation of Liquidated Vehicles, (C) causing the assignment of the Net Liquidation Proceeds to the QI and directing the actions of the QI, the Trustee and the Origination Trust in connection with obtaining Replacement Vehicles and exchanging Replacement Vehicles for Liquidated Vehicles, (D) assigning and allocating Replacement Vehicles to the UTI, and (E) taking such other actions as shall be necessary or advisable in connection with implementing the LKE Program; and

            SECTION 1.02. Amendment of Section 2.05. Section 2.05 is hereby amended by deleting paragraph (b) in its entirety and substituting in lieu thereof a new paragraph (b), reading in its entirety as follows:

      "(b) Except as otherwise prohibited in the applicable Supplement or Servicing Supplement, the UTI Beneficiary shall make Capital Contributions or loans to the Origination Trust in the amounts required to pay the relevant Dealers the purchase price for Leases and Leased Vehicles that NMAC has caused such Dealers to assign to the Origination Trust from time to time pursuant to the Assignment Agreement and the related Dealer Agreements; provided, however, that, with respect to the purchase of Replacement Vehicles pursuant to the LKE Program, (i) the amount of such Capital Contributions or loans will be reduced by the amount received by the QI pursuant to Section 2.11 hereof, and (ii) under the instruction and with the assistance of NMAC, the QI will use such amounts to pay the relevant Dealers the purchase price for the Replacement Vehicles that NMAC has caused the Dealers to assign to the Origination Trust as described in this Section 2.05. Such Capital Contributions may be funded by a loan made by NMAC to the UTI Beneficiary secured by a pledge of the UTI Certificate or by other means. Except in connection with the purchase of Replacement Vehicles pursuant to the LKE Program, in lieu of paying Capital Contributions or making loans to the Origination Trust and having the Origination Trust pay the Dealers, the UTI Beneficiary may, on behalf of the Origination Trust, pay or cause to be paid the amounts of such Capital Contributions or loans directly to the Dealers to whom payment is due. For the purpose of purchasing Replacement Vehicles pursuant to the LKE Program, in lieu of paying the Capital Contribution or loans to the Origination Trust and having the Origination Trust transfer such amounts to the QI, the UTI Beneficiary, on behalf of the Origination Trust, may transfer or cause to be transferred the amount of such Capital Contributions or loans directly to the QI."

            SECTION 1.03. Amendment of Section 2.07(c). Section 2.07 is hereby amended by adding at the end to paragraph (c) a new subparagraph (v), reading in its entirety as follows:

      "(v) In connection the LKE Program, if the Servicer has reallocated any Liquidated Vehicles from the relevant SUBI to the UTI, by the later of the close of business on (A) the second Business Day after receipt or (B) the day on which all related Payment Information is received by the Servicer, the Servicer shall, except as otherwise provided in


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      a related Servicing Supplement, cause the Origination Trust to assign the related Net Liquidation Proceeds or related Net Auction Proceeds from the UTI to the QI to permit the QI to purchase a Replacement Vehicle."

            SECTION 1.04. Amendment of Section 2.07. Section 2.07 further is hereby amended by adding a new paragraph (g) following paragraph (f), reading in its entirety as follows:

      "(g) In connection with the LKE Program, the Servicer may, from time to time, in accordance with the Origination Trust Agreement or an applicable Supplement or Servicing Supplement (including any provision governing the payment of advances by the Servicer), (i) identify and reallocate or cause to be identified and reallocated certain Liquidated Vehicles from the related SUBI to the UTI on the books and records of the Origination Trust, and (ii) subject to Section 2.11, transfer or cause to be transferred from the UTI to the relevant SUBI Collection Account an amount equal to the Net Liquidation Proceeds or Net Auction Proceeds of such Liquidated Vehicles as payment for such reallocation."

            SECTION 1.05. Amendment of Section 2.11. Section 2.11 is hereby amended by adding a new paragraph (c) following paragraph (b), reading in its entirety as follows:

      "(c) In connection with the LKE Program, the Servicer shall direct or cause to occur all necessary action under such program, including:

                  (i) On the same day as and immediately prior to the sale of any Liquidated Vehicle, the Servicer shall reallocate the interest in the Liquidated Vehicle and related Lease from the relevant SUBI to the UTI. At the time of such reallocation, the Origination Trust will be deemed to have certified that it has sufficient cash available to acquire such Liquidated Vehicle. If the Origination Trust does not have sufficient cash available to acquire such Liquidated Vehicle, the Servicer shall not reallocate such Liquidated Vehicle and the related Lease from the relevant SUBI to the UTI. Immediately upon the reallocation of such Liquidated Vehicle and related Lease, the Servicer shall direct the Origination Trust to transfer the Liquidated Vehicle to the QI pursuant to the LKE Program.

                  (ii) Within two Business Days after the sale of any Liquidated
            Vehicle reallocated to the UTI pursuant to Section 2.11(c)(i), the Servicer shall determine the amount of the Net Liquidation Proceeds or Net Auction Proceeds and cause, on behalf of the Origination Trust, such amounts to be transferred from the UTI to the relevant SUBI as payment for the reallocation of such Liquidated Vehicle to the UTI. The Servicer shall cause such amounts that are transferred from the UTI to the relevant SUBI Collection Account in connection with such reallocation to be identifiable on the books and records of the UTI and the SUBI effective as of the date of the sale of the related Liquidated Vehicle.


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                  (iii) The Servicer shall use the same commercially reasonable efforts to sell or otherwise dispose of Liquidated Vehicles under the LKE Program as required by Sections 2.11(a) and 2.11(b) hereof.

                  (iv) Upon the disposition of a Liquidated Vehicle and the
            collection of the proceeds of such disposition by the QI, NMAC shall direct the QI to use such proceeds, together with any additional amounts received from the Origination Trust or NILT Trust, on behalf of the Origination Trust, to acquire a Replacement Vehicle for each such Liquidated Vehicle. Upon the purchase of such Replacement Vehicle by the QI, the Servicer shall cause such Replacement Vehicle to be titled in accordance with Section 2.04 hereof.

                  (v) If a reallocated Liquidated Vehicle is sold to NMAC or to an Affiliate of NMAC (including the reallocation of the Liquidated Vehicle from a SUBI to the UTI) in connection with the LKE Program,
            (A) NMAC or such Affiliate, as the case may be, shall be deemed to have represented and warranted that (i) the sale price to be paid in respect of such vehicle represents the equivalent amount that NMAC, as Servicer, would obtain from a third-party purchaser in respect of such vehicle (unless the Contract Residual is paid for such vehicle, in which case, the amount that would have been paid by a third-party purchaser shall be deemed to be the Contract Residual), and (ii) the costs and expenses of the Servicer to be netted against such proceeds are no greater than had such vehicle been sold directly to a third-party purchaser, and (B) the Origination Trust shall be deemed to have represented and warranted that it has identified sufficient cash to be transferred to the relevant SUBI in connection with the reallocation of the Liquidated Vehicle from the relevant SUBI to the UTI."

            SECTION 1.06. Amendment of Article Six. Article Six is hereby amended by adding at the end thereof a new Section 6.15, reading in its entirety as follows:

            "Section 6.15. Termination of LKE Program. If NMAC is terminated as Servicer for any reason under this Agreement, the reallocation of Liquidated Vehicles under the LKE Program shall terminate immediately."

            SECTION 1.07. Amendment of Exhibit A. Exhibit A is hereby amended by adding the following definitions to Exhibit A (Definitions) of the Servicing Agreement in appropriate alphabetical order:

            "`Contract Residual' means, with respect to any Lease, the expected value of the related Leased Vehicle at the Maturity Date as established or assigned by the Servicer at the time of origination of such Lease in accordance with its customary practices for the purpose of determining Monthly Payment.

            `LKE Program' means the like-kind exchange program pursuant to which recognition of taxable gain is deferred by exchanging Liquidated Vehicles for Replacement


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Vehicles pursuant to Section 1031 of the Internal Revenue Code, as amended, or any statute or regulation of similar effect.

            `QI' means the qualified intermediary engaged by NMAC, Nissan Infiniti Services, Co. and its successors pursuant to the LKE Program.

            `Replacement Vehicle' means a Leased Vehicle purchased by the QI to exchange for a related Liquidated Vehicle, pursuant to Section 1031 of the Internal Revenue Code, as amended, or any statute or regulation of similar effect."

                                   ARTICLE TWO
                                  MISCELLANEOUS

            SECTION 2.01. Reference to and Effect on the Servicing Agreement.

      (a) On or after the date hereof, each reference in the Servicing Agreement to the "Servicing Agreement," "this Agreement," "hereunder," "hereof," "herein," or words of similar import referring the Servicing Agreement shall mean and be a reference to the Servicing Agreement as amended by this Amendment.

      (b) Except as specifically amended by this Amendment, the Servicing Agreement shall remain in full force and effect and is hereby ratified and confirmed.

            SECTION 2.02. Governing Law. This Amendment shall be created under and governed by and construed in under the internal laws of the State of California, without regard to any otherwise applicable principles of conflict of laws.

            SECTION 2.03. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.


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            IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized officer as of the date first above written.

                                    NISSAN-INFINITI LT

                                    By: NILT, INC.,
                                        as Trustee of Nissan-Infiniti LT

                                    By: /s/ Patricia M. Child
                                        ----------------------------------------
                                        Name:  Patricia M. Child
                                        Title: President


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            IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized officer as of the date first above written.

                                    NILT TRUST,
                                      as UTI Beneficiary

                                    By: U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        as Trustee



                                    By: /s/ Patricia M. Child
                                        ----------------------------------------
                                        Name:  Patricia M. Child
                                        Title: Vice President


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            IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized officer as of the date first above written.

                                    NISSAN MOTOR ACCEPTANCE CORPORATION,
                                      as Registered Pledgee and Servicer

                                    By: /s/ Katsumi Ishii
                                        ----------------------------------------
                                        Name: Katsumi Ishii
                                        Title: President


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